Research and Development Costs	12 Months Ended
Dec. 31, 2018
Research And Development Costs
Research and Development Costs

17.	Research and development costs

Research and development costs amounted to EUR 4,427 thousand (2017: EUR 4,225 thousand) and include costs for clinical studies as well as expenses for regulatory activities, i.e. the granting, maintenance and expansion of our approvals.

In 2017 research and development costs amounted to EUR 4.2 million, as compared with EUR 4.6 million in 2016. This reduction in costs is primarily the result of a decrease in FDA fees to maintain the U.S. approval in 2017 as compared to prior year